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Exhibit 99.01

CERTIFICATIONS PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

        In connection with the GRIC Communications, Inc. 2002 Annual Report on Form 10-K, I, Bharat Davé, Acting Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge based on a review of the Report: (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the period covered by the Report.

/s/ BHARAT DAVÉ Bharat Davé Acting Chief Executive Officer, President and Chief Operating Officer

        A signed original of this written statement required by Section 906 has been provided to GRIC and will be retained by GRIC and furnished to the Securities and Exchange Commission or its staff upon request.

        In connection with the GRIC Communications, Inc. 2002 Annual Report on Form 10-K, I, Kim S. Silverman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge based on a review of the Report: (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the period covered by the Report.

/s/ KIM S. SILVERMAN Kim S. Silverman Vice President and Chief Financial Officer GRIC Communications, Inc.

        A signed original of this written statement required by Section 906 has been provided to GRIC and will be retained by GRIC and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 99.01
CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002